                                                   SCHEDULE 14A
                                      Information Required in Proxy Statement
                                                  (Rule 14a-101)
                                             SCHEDULE 14A INFORMATION
                            Proxy Statement Pursuant to Section 14(a) of the Securities
                                               Exchange Act of 1934
                                                 (Amendment No. )

Filed by the Registrant                                                /X/
Filed by a Party other than the Registrant                             /   /

Check the appropriate box:
/X/      Preliminary Proxy Statement
/   /    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/    /   Definitive Proxy Statement
/   /    Definitive Additional Materials
/   /    Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                                              OPPENHEIMER GROWTH FUND

                                 (Name of Registrant as Specified in its Charter)

                                                 Kathleen T. Ives

                                    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/  /     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2)
         or Schedule 14A.
/  /     $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/  /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3)      Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

/ /      Fee paid previously with preliminary materials.
/  /     Check box if any part of the fee is offset as provided by Exchange  Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.
(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:  Schedule 14A

(3)      Filing Party: Kathleen T. Ives

(4)      Date Filed:  May 21, 2002

270_Sched14A-Pre_0502.doc

                                              OPPENHEIMER GROWTH FUND

                                    6803 South Tucson Way, Englewood, CO 80112

                               Notice Of Special Meeting Of Shareholders To Be Held

                                                  August 5, 2002

To The Shareholders of Oppenheimer Growth Fund:

Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of Oppenheimer Growth Fund (the
"Fund") will be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 1:00 P.M. Mountain time, on August
5, 2002.

During the Meeting, shareholders of the Fund will vote on the following proposals and related sub-proposals:

1.       To elect a Board of Trustees;

2.       To approve the elimination or amendment of certain fundamental investment policies of the Fund;

3.       To authorize the Trustees to adopt an Amended and Restated Declaration of Trust;

4.       To approve an Amended and Restated Class B 12b-1 Distribution and Service Plan and Agreement (only Class
              B shareholders may vote on this proposal); and

5.       To transact such other business as may properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on April 22, 2002 are entitled to vote at the meeting. The proposals and sub-proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the
Fund recommends a vote to elect each of the nominees as Trustee and in favor of each proposal. WE URGE YOU TO
MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

Robert G. Zack, Secretary
June 10, 2002

                                     PLEASE RETURN YOUR PROXY BALLOT PROMPTLY.
                             YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
270

                                                        iv
                                                         i
                                                 TABLE OF CONTENTS

Proxy Statement                                                                                  Page

Questions and Answers
-

Proposal 1:       To elect a Board of Trustees
-

Introduction to Proposal 2                                                                                   -

Proposal 2:       To approve the elimination or amendment of certain fundamental
                  -
                  investment policies of the Fund

Proposal 3:       To authorize the Trustees to adopt an Amended and Restated Declaration
-
                  of Trust

Proposal 4:       To approve an Amended and Restated Class B 12b-1 Distribution and Service Plan and
                  Agreement (only Class B shareholders may vote on this proposal)

Information About the Fund                                                                       -

Further Information About Voting and the Meeting
-

Other Matters                                                                                    -

EXHIBIT A:        Amended and Restated Declaration of Trust                                                  A-1

EXHIBIT B:        Amended and Restated Class B 12b-1 Distribution and Service Plan and
                  Agreement                                                                                  B-1

                                              OPPENHEIMER GROWTH FUND

PROXY STATEMENT QUESTIONS AND ANSWERS

Q.       Who is Asking for My Vote?

A.       The Trustees of Oppenheimer Growth Fund (the "Fund") have asked that you vote on several matters at the
                  Special Meeting of Shareholders to be held on August 5, 2002.

Q.       Who is Eligible to Vote?

A.       Shareholders of record at the close of business on April 22, 2002 are entitled to vote at the Meeting or any adjournment of the Meeting. Shareholders are entitled to cast one vote per share (and a fractional vote for a fractional share) for each matter presented at the Meeting. It is expected that the notice of meeting, proxy ballot and proxy statement will be mailed to shareholders of record on or about June 10, 2002.

Q.       On What Matters Am I Being Asked to Vote?

A.       You are being asked to vote on the following proposals:

1.       To elect a Board of Trustees;

2.       To approve the elimination or amendment of certain fundamental investment policies of the Fund;

3.       To authorize the Trustees to adopt an Amended and Restated Declaration of Trust; and

4.       To approve an Amended and Restated Class B 12b-1 Distribution and Service Plan and Agreement (Class B
                      shareholders only).

Q.       How do the Trustees Recommend that I Vote?

A.       The Trustees recommend that you vote:

1.       FOR election of all nominees as Trustees;

2.       FOR the elimination or amendment of each of the Fund's fundamental investment policies proposed to be eliminated or amended, as the case may be; and

3.       FOR each sub-proposal related to the authorization of the Trustees to adopt an Amended and Restated
                      Declaration of Trust

4.       FOR the adoption of an Amended and Restated Class B 12b-1 Distribution and Service Plan and Agreement.

Q.       What are the Reasons for the Proposed Changes to Some of the Fund's Fundamental Investment Policies?

A.       Some of the Fund's current policies reflect regulations that no longer apply to the Fund.  In other cases, the Fund's policies are more stringent than current regulations require.  The Fund's
                  Trustees and the Fund's investment advisor, OppenheimerFunds, Inc., believe that the proposed changes to the Fund's investment policies will benefit shareholders by allowing the Fund more flexibility to adapt to future changes in the investment environment and increasing the Fund's ability to take advantage of investment opportunities.

         Q.       Why is the Board of Trustees recommending the adoption of an amended and restated declaration of trust?

         A.       The Trustees recommend the adoption of a more modern form of trust instrument that, going forward, will be used as the standard declaration of trust for all new Oppenheimer funds organized as Massachusetts business trusts. The Trustees believe adoption of the amended and restated declaration of trust will result in more efficient and economical governance of the
                  Fund by providing the Trustees with more flexibility and broader authority to act without shareholder approval.  Adoption of the new declaration of trust will not result in any changes in the Fund's Trustees or officers or in the investment policies and shareholder services described in the Fund's current prospectus.

         Q.       How Can I Vote?

A.       You can vote in three different ways:

o        By mail, with the enclosed ballot
o        In person at the Meeting (if you are a record owner)
o        By telephone (please see the insert for instructions)

                  Voting by telephone is convenient and can help reduce the Fund's expenses.  Whichever method
                                         ----------     -----------------------------------
                  you choose, please take the time to read the full text of the proxy statement before you vote.

                  Please be advised that the deadline for voting by telephone is 3:00 p.m. (Eastern Time) ("ET")
                  on the last business day before the Meeting.

Q.       How Will My Vote be Recorded?

A.       Proxy ballots that are properly signed, dated and received at or prior to the Meeting, or any adjournment thereof, will be voted as specified. If you specify a vote for any of the proposals, your proxy will be voted as indicated. If you sign and date the proxy ballot, but do not specify a vote for one or more of the proposals, your shares will be voted in favor of the
                  Trustees recommendations.  Telephonic votes will be recorded according to the telephone voting procedures described in the "Further Information About Voting and the Meeting" section below.

Q.       How Can I Revoke My Proxy?

A.       You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy ballot to the Fund that is received at or prior to the Meeting, or any adjournment thereof, or by attending the Meeting, or any adjournment thereof, and voting in person.  Please be advised that the deadline for revoking your proxy by telephone is 3:00 p.m.
                  (ET) on the last business day before the Meeting if you are a record owner.

Q.       How Can I Get More Information About the Fund?

                  Copies of the Fund's Annual Report dated August 31, 2001 and Semi-Annual Report dated February
                  28, 2002 have previously been mailed to Shareholders. If you would like to have copies of the
                  Fund's most recent Annual and Semi-Annual Reports sent to you free of charge, please call us toll-free at 1.800.525.7048, write to the Fund at OppenheimerFunds Services, P.O. Box 5270,
                  Denver, Colorado 80217-5270 or visit the Oppenheimer funds website at www.oppenheimerfunds.com.

         Q.       Whom do I Call if I Have Questions?

A.       Please call us at 1.800.525.7048.

The proxy statement is designed to furnish shareholders with the information necessary to vote on the matters coming before the Meeting.  If you have any questions, please call us at 1.800.525.7048.

                                                         8
                                              OPPENHEIMER GROWTH FUND

                                                  PROXY STATEMENT

                                          Special Meeting of Shareholders
                                             To Be Held August 5, 2002

         This statement is furnished to the shareholders of Oppenheimer Growth (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at a special meeting of shareholders (the
"Meeting") to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 1:00 P.M. Mountain time, on August
5, 2002, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about June 10, 2002.

                                               SUMMARY OF PROPOSALS

------- ----------------------------------------------------------------------- ------------------------------------
        Proposal                                                                Shareholders Voting
------- ----------------------------------------------------------------------- ------------------------------------
------- ----------------------------------------------------------------------- ------------------------------------
1.      To elect a Board of Trustees                                            All
------- ----------------------------------------------------------------------- ------------------------------------
------- ----------------------------------------------------------------------- ------------------------------------
2.      To approve the elimination or amendment of certain fundamental investment policies for the Fund
------- ----------------------------------------------------------------------- ------------------------------------
------- ----------------------------------------------------------------------- ------------------------------------
        A. Purchasing securities on margin                                      All
------- ----------------------------------------------------------------------- ------------------------------------
------- ----------------------------------------------------------------------- ------------------------------------
        B. Purchasing securities of issuers in which officers or Trustees       All
        have an interest
------- ----------------------------------------------------------------------- ------------------------------------
------- ----------------------------------------------------------------------- ------------------------------------
        C. Pledging, mortgaging or hypothecating assets                         All
------- ----------------------------------------------------------------------- ------------------------------------
------- ----------------------------------------------------------------------- ------------------------------------
        D. Investing in other investment companies                              All
------- ----------------------------------------------------------------------- ------------------------------------
------- ----------------------------------------------------------------------- ------------------------------------
        E. Lending                                                              All
------- ----------------------------------------------------------------------- ------------------------------------
------- ----------------------------------------------------------------------- ------------------------------------
        F. Industry concentration                                               All
------- ----------------------------------------------------------------------- ------------------------------------
------- ----------------------------------------------------------------------- ------------------------------------
        G. Investing in real estate or in interests in real estate              All
------- ----------------------------------------------------------------------- ------------------------------------
------- ----------------------------------------------------------------------- ------------------------------------
        H. Borrowing                                                            All
------- ----------------------------------------------------------------------- ------------------------------------
------- ----------------------------------------------------------------------- ------------------------------------
3.      To authorize the Trustees to adopt an Amended and Restated
        Declaration of Trust                                                    All
------- ----------------------------------------------------------------------- ------------------------------------
------- ----------------------------------------------------------------------- ------------------------------------
4.      To approve an Amended and Restated Class B 12b-1 Distribution and       Class B shareholders only
        Service Plan and Agreement
------- ----------------------------------------------------------------------- ------------------------------------

                                         PROPOSAL 1: ELECTION OF TRUSTEES

         At the Meeting, eleven Trustees are to be elected.  If elected, the Trustees will serve indefinite terms until a special shareholder meeting is called for the purpose of voting for Trustees or until their successors are properly elected and qualified.  The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that, unless a proxy ballot instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted for the election of the nominees named below.

         As a Massachusetts business trust, the Fund is not required and does not intend to hold annual shareholder meetings for the purpose of electing Trustees.  As a result, if elected, the Trustees will hold office until the next meeting of shareholders called for the purpose of electing Trustees or until their successors are duly elected and shall have qualified.  If a nominee should be unable to accept election, serve his or her term or resign, the Board of Trustees may, in its discretion, select another person to fill the vacant position.

         Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a
Trustee or to take other action described in the Fund's Declaration of Trust.  Also, if at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees.

         Each of the nominees currently serves as a Trustee of the Fund.  Each of the nominees has consented to be named as such in this proxy statement and to serve as Trustee if elected.  Each of the Trustees serves as director or trustee of other funds in the Oppenheimer family of funds.  The Oppenheimer funds which each of the
Trustees currently serves are referred to as "Board I Funds" in this proxy statement.

         The Fund's Trustees and officers, their positions with the Fund and length of service in such positions as well as their principal occupations and business affiliations during the past five years are listed below.
Except for Mr. Murphy, each of the Trustees is an independent trustee of the Fund ("Independent Trustee").  Mr.
Murphy is an "interested trustee" (as that term is defined in the Investment Company Act of 1940, referred to in this Proxy Statement as the "1940 Act") of the Fund, because he is affiliated with OppenheimerFunds, Inc. (the
"Manager") by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.  Mr. Murphy was elected as a Trustee of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a trustee of the Fund and the other
Board I Funds for which he is a trustee or director.  All information in the chart below is as of December 31,
2001 except as otherwise indicated.

         Mr. Reynolds has reported he has a controlling interest in The Directorship Search Group, Inc., ("The
Directorship Search Group") a director recruiting firm that provided consulting services to Massachusetts Mutual
Life Insurance Company (which controls the Manager) for fees aggregating $________ from July 1, 1999 through
December 31, 2001, an amount representing less than 5% of the annual revenues of The Directorship Search Group,
Inc.  Mr. Reynolds estimates that The Directorship Search Group will bill Massachusetts Mutual Life Insurance
Company $________ for services to be provided during the calendar year 2002.  The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The
Directorship Search Group, Inc. and Massachusetts Mutual Life Insurance Company were not material business or professional relationships that would compromise Mr. Reynolds' status as an Independent Trustee.  Nonetheless, to assure certainty as to determinations of the Board and the Independent Trustees as to matters upon which the 1940
Act or the rules thereunder require approval by a majority of Independent Trustees, Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent Trustees was present or whether a majority of
Independent Trustees approved the matter.

         Messrs. Galli and Spiro have had no material business or professional relationship with the Manager or its affiliates within the past two fiscal years.  However, within the past five years and before becoming
Independent Trustees they had been officers of the Manager and owned shares of its parent company.  In 1997, Mr.
Galli sold his remaining shares of the Manager's parent company for a cash payment of approximately $7,851,200.
In 1997, Mr. Spiro sold shares of the Manager's parent company for a cash payment of approximately $9,814,000.
In 1999, Mr. Spiro sold his remaining shares of the Manager's parent company for a cash payment of approximately
$9,399,000.

Nominees as Independent Trustee

------------------------- --------------------------------------------------------- --------------- ------------------
Name, Address,1 Age,      Principal Occupation(s) During Past 5 Years / Other        Dollar Range   Aggregate Dollar
                                                                                                     Range of Shares
                                                                                      of Shares       Beneficially
Position(s) Held with                                                                Owned in the     Owned in the
Fund and Length of        Trusteeships/Directorships Held by Nominee / Number of         Fund         Board I Funds
Service (as applicable)2  Portfolios in Fund Complex Overseen by Nominee            (as of 5/3/02)   (as of 5/3/02)
------------------------- --------------------------------------------------------- --------------- ------------------
------------------------- --------------------------------------------------------- --------------- ------------------
Leon Levy, Chairman of    General Partner of Odyssey Partners, L.P. (investment          None             None
the Board of Trustees     partnership) (since 1982) and Chairman of the Board of
Trustee since 1973        Avatar Holdings, Inc. (real estate development) (since
Age: 76                   1981). Oversees 31 portfolios in the OppenheimerFunds
                          complex.
------------------------- --------------------------------------------------------- --------------- ------------------
------------------------- --------------------------------------------------------- --------------- ------------------
Robert G. Galli,          A Trustee or Director of other Oppenheimer funds.              None         Over $100,000
Trustee since 1993        Formerly Vice Chairman of the Manager (October 1995 -
Age: 68                   December 1997). Oversees 41 portfolios in the
                          OppenheimerFunds complex.
------------------------- --------------------------------------------------------- --------------- ------------------
------------------------- --------------------------------------------------------- --------------- ------------------
Phillip A. Griffiths,     The Director of the Institute for Advanced Study,              None         Over $100,000
Trustee since 1999        Princeton, N.J. (since 1991), director of GSI Lumonics
Age: 63                   (since 2001) and a member of the National Academy of
                          Sciences (since 1979); formerly (in descending
                          chronological order) a director of Bankers Trust
                          Corporation, Provost and Professor of Mathematics at
                          Duke University, a director of Research Triangle
                          Institute, Raleigh, N.C., and a Professor of
                          Mathematics at Harvard University. Oversees 30
                          portfolios in the OppenheimerFunds complex.
------------------------- --------------------------------------------------------- --------------- ------------------
------------------------- --------------------------------------------------------- --------------- ------------------
Benjamin Lipstein,        Professor Emeritus of Marketing, Stern Graduate School    $10,001-$50,000   Over $100,000
Trustee since 1974        of Business Administration, New York University.
Age: 78                   Oversees 31 portfolios in the OppenheimerFunds complex.
------------------------- --------------------------------------------------------- --------------- ------------------
------------------------- --------------------------------------------------------- --------------- ------------------
Elizabeth B. Moynihan,    Author and architectural historian; a trustee of the      $10,001-$50,000     $50,001 -
Trustee since 1992        Freer Gallery of Art and Arthur M. Sackler Gallery
Age: 72                   (Smithsonian Institute), Trustees Council of the
                          National Building Museum; a member of the Trustees                            $100,000
                          Council, Preservation League of New York State.
                          Oversees 31 portfolios in the OppenheimerFunds complex.
------------------------- --------------------------------------------------------- --------------- ------------------
------------------------- --------------------------------------------------------- --------------- ------------------
Kenneth A. Randall,       A director of Dominion Resources, Inc. (electric            $1-$10,000      Over $100,000
Trustee since 1980        utility holding company) and Prime Retail, Inc. (real
Age: 74                   estate investment trust); formerly a director of
                          Dominion Energy, Inc. (electric power and oil & gas
                          producer), President and Chief Executive Officer of The
                          Conference Board, Inc. (international economic and
                          business research) and a director of Lumbermens Mutual
                          Casualty Company, American Motorists Insurance Company
                          and American Manufacturers Mutual Insurance Company.
                          Oversees 31 portfolios in the OppenheimerFunds complex.
------------------------- --------------------------------------------------------- --------------- ------------------
------------------------- --------------------------------------------------------- --------------- ------------------
Edward V. Regan,          President, Baruch College, CUNY; a director of RBAsset
Trustee since 1993        (real estate manager); a director of OffitBank;
Age: 71                   formerly Trustee, Financial Accounting Foundation (FASB
                          and GASB), Senior Fellow of Jerome Levy Economics
                          Institute, Bard College, Chairman of Municipal              $1-$10,000        $50,001 -
                          Assistance Corporation for the City of New York, New                          $100,000
                          York State Comptroller and Trustee of New York State
                          and Local Retirement Fund. Oversees 31 portfolios in
                          the OppenheimerFunds complex.
------------------------- --------------------------------------------------------- --------------- ------------------
------------------------- --------------------------------------------------------- --------------- ------------------
Russell S. Reynolds,      Chairman of The Directorship Search Group, Inc.
Jr.,                      (corporate governance consulting and executive
Trustee since 1989        recruiting) (since 1993); a life trustee of
Age: 70                   International House (non-profit educational                 $1-$10,000    $10,001 - $50,000
                          organization), and a trustee of the Greenwich
                          Historical Society (since 1996). Oversees 31 portfolios
                          in the OppenheimerFunds complex.
------------------------- --------------------------------------------------------- --------------- ------------------
------------------------- --------------------------------------------------------- --------------- ------------------
Donald W. Spiro, Vice     Chairman Emeritus (since January 1991) of the Manager.
Chairman of the Board     Formerly he held the following positions: Chairman
of Trustees,              (November 1987 - January 1991) and a director (January
Trustee since 1985        1969 - August 1999) of the Manager; President and
Age: 76                   Director of OppenheimerFunds Distributor, Inc., a              None         Over $100,000
                          subsidiary of the Manager and the Fund's Distributor
                          (July 1978 - January 1992). Oversees 31 portfolios in
                          the OppenheimerFunds complex.
------------------------- --------------------------------------------------------- --------------- ------------------
------------------------- --------------------------------------------------------- --------------- ------------------
Clayton K. Yeutter,       Of Counsel, Hogan & Hartson (a law firm) (since 1993).      $50,001 -         $50,001 -
Trustee since 1991        Other directorships: Caterpillar, Inc. (since 1993) and
Age: 71                   Weyerhaeuser Co. (since 1999). Oversees 31 portfolios        $100,000         $100,000
                          in the OppenheimerFunds complex.
------------------------- --------------------------------------------------------- --------------- ------------------

1 The address of each nominee is 6803 S. Tucson Way, Englewood, CO 80112-3924.
2 If elected, each Trustee will serve for an indefinite term, until his or her resignation, death or removal.

Nominee as Interested Trustee

------------------------ -------------------------------------------------------------- ------------ -------------------
Name, Address,3 Age,     Principal Occupation(s) During Past 5 Years / Other              Dollar      Aggregate Dollar
                                                                                         Range of
                                                                                          Shares      Range of Shares
                                                                                         Owned in     Owned in any of
Position(s) Held with                                                                    the Fund     the Oppenheimer
Fund and Length of       Trusteeships/Directorships Held by Nominee / Number of           (as of        Funds (as of
Service4                 Portfolios in Fund Complex Overseen by Nominee                   5/3/02)    5/3/02)5
------------------------ -------------------------------------------------------------- ------------ -------------------
------------------------ -------------------------------------------------------------- ------------ -------------------
John V. Murphy,          Chairman, Chief Executive Officer and director (since June        None        Over $100,000
President and Trustee    2001) and President (since September 2000) of the Manager;
since October 2001       President and a director or trustee of other Oppenheimer
Age: 52                  funds; President and a director (since July 2001) of
                         Oppenheimer Acquisition Corp., the Manager's parent holding company and of Oppenheimer Partnership Holdings, Inc., a
                         holding company subsidiary of the Manager; Director (since
                         November 2001) of OppenheimerFunds Distributor, Inc., a
                         subsidiary of the Manager; Chairman and a director (since
                         July 2001) of Shareholder Services, Inc. and of Shareholder
                         Financial Services, Inc., transfer agent subsidiaries of the
                         Manager; President and a director (since July 2001) of
                         OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of the following
                         investment advisory subsidiaries of the Manager: OAM
                         Institutional, Inc. and Centennial Asset Management
                         Corporation (since November 2001), HarbourView Asset
                         Management Corporation and OFI Private Investments, Inc.
                         (since July 2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real Asset
                         Management, Inc., an investment advisor subsidiary of the
                         Manager; a director (since November 2001) of Trinity
                         Investment Management Corp. and Tremont Advisers, Inc.,
                         investment advisory affiliates of the Manager; Executive
                         Vice President (since February 1997) of Massachusetts Mutual
                         Life Insurance Company, the Manager's parent company; a
                         director (since June 1995) of DBL Acquisition Corporation;
                         formerly Chief Operating Officer (from September 2000 to
                         June 2001) of the Manager; President and trustee (from
                         November 1999 to November 2001) of MML Series Investment
                         Fund and MassMutual Institutional Funds, open-end investment companies; a director (from September 1999 to August 2000)
                         of C.M. Life Insurance Company; President, Chief Executive
                         Officer and director (from September 1999 to August 2000) of
                         MML Bay State Life Insurance Company; a director (from June
                         1989 to June 1998) of Emerald Isle Bancorp and Hibernia
                         Savings Bank, wholly-owned subsidiary of Emerald Isle
                         Bancorp. Oversees 63 portfolios in the OppenheimerFunds
                         complex.
------------------------ -------------------------------------------------------------- ------------ -------------------

A.  General Information Regarding the Board of Trustees.

         The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance and review the actions of the Manager, which is responsible for the Fund's day-to-day operations. Six regular meetings of the Trustees were held during the fiscal year ended August 31, 2001. Each of the incumbent
Trustees was present for at least 75% of the aggregate number of Board of Trustees meetings and committees on which that Trustee served that were held during the period.

B.  Committees of the Board of Trustees.

         The Board of Trustees has appointed standing Audit, Study and Proxy Committees comprised of Independent
Trustees only.  The members of the Audit Committee are Kenneth Randall (Chairman), Benjamin Lipstein and Edward
Regan.

         The Audit Committee held five meetings during the Fund's fiscal year ended August 31, 2001.  The Audit
Committee furnishes the Board with recommendations regarding the selection of the Fund's independent auditors.
Other functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of audits and the audit fees charged; (ii) reviewing reports from the Fund's independent auditor regarding the
Fund's internal accounting procedures and controls; and (iii) establishing a separate line of communication between the Fund's independent auditors and its Independent Trustees.

         The members of the Study Committee are Benjamin Lipstein (Chairman), Robert Galli and Elizabeth
Moynihan.  The Study Committee held seven meetings during the Fund's fiscal year ended August 31, 2001. Among other functions, the Study Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the investment advisory and distribution agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the 1940 Act and other applicable law.

         The members of the Proxy Committee are Edward Regan (Chairman), Russell Reynolds and Clayton Yeutter.
The Proxy Committee held one meeting during the fiscal year ended August 31, 2001.  The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

         Based on the Audit Committee's recommendation, the Board of Trustees of the Fund, including a majority of the Independent Trustees, at a meeting held August 9, 2001, selected KPMG LLP ("KPMG") as auditors of the Fund for the fiscal year beginning September 1, 2001.  KPMG also serves as auditors for certain other funds for which the Manager acts as investment advisor.

         During the fiscal year ended August 31, 2001, KPMG performed audit services for the Fund including the audit of the Fund's financial statements, review of the Fund's annual report and registration statement amendment, consultation on financial accounting and reporting matters and meetings with the Board of Trustees.

         1.  Audit Fees.

         The aggregate fees billed by KPMG for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended August 31, 2001 were $34,000.

         2.  All Other Fees.

         There were no fees billed by KPMG for services rendered to the Fund other than the services described
above under "Audit Fees" for the fiscal year ended August 31, 2001.   Additionally, there were no fees billed by
KPMG to the Manager or subsidiaries of the Manager for non-audit services rendered to the Manager or its affiliates for the fiscal year ended August 31, 2001.

         Representatives of KPMG are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

C.  Additional Information Regarding Trustees and Officers.

         The Fund's Independent Trustees are paid a retainer plus a fixed fee for attending each meeting and are reimbursed for expenses incurred in connection with attending such meetings. Each Board I Fund for which they serve as a director or trustee pays a share of those expenses.

         Neither the officers of the Fund nor any Trustee who is not an Independent Trustee receives any salary or fee from the Fund. The Independent Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended August 31, 2001.

       The compensation from all of the Board I Funds (including the Fund) represents compensation received as a director, trustee or member of a committee of the boards of those funds during the calendar year
2001.Compensation from the Fund is paid for services in the positions below their names.

--------------------------------------- ------------------- ------------------ ------------------- -------------------
Name of Trustee  or Nominee  and Other      Aggregate          Retirement       Number of Funds          Total
                                                                Benefits                              Compensation
                                                             Accrued as Part    which Trustee or        From All
                                           Compensation          of Fund        Nominee Oversees     Board I Funds
Fund Position(s) (as applicable)            from Fund1          Expenses1        as of 12/31/01       (33 Funds)2
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Leon Levy                                    $48,485             $28,363               31               $173,700
Chairman
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Robert G. Galli3                             $13,735             $1,484                41               $202,886
Study Committee Member
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Phillip Griffiths                            $7,1454              $404                 30               $54,889
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Benjamin Lipstein                            $27,468             $10,074               31               $150,152
Study Committee Chairman,
Audit Committee Member
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Elizabeth B. Moynihan                        $23,657             $11,406               31               $105,760
Study Committee Member
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Kenneth A. Randall                           $25,117             $13,879               31               $97,012
Audit Committee Chairman
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Edward V. Regan                              $26,741             $15,625               31               $95,960
Proxy Committee Chairman, Audit
Committee Member
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Russell S. Reynolds, Jr.                     $14,827             $6,510                31               $71,792
Proxy Committee Member
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Donald Spiro                                  $7,897              $474                 31               $64,080
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Clayton K. Yeutter                           $21,0355            $12,718               31               $71,792
Proxy Committee Member
--------------------------------------- ------------------- ------------------ ------------------- -------------------
1.       For the fiscal year ended August 31, 2001. Aggregate  compensation  includes fees, deferred  compensation, if any, and retirement plan benefits accrued for a Trustee.
2.       For the 2001 calendar year.
3.       Total  compensation  for  the  2001  calendar  year  includes  compensation  received  for  serving  as  a
     Trustee/Director of 10 other Oppenheimer funds in addition to the than Board I Funds.
4.       Aggregate  compensation from the Fund includes $8,316 deferred under Deferred  Compensation Plan described below.
5.       Aggregate  compensation from the Fund includes $1,686 deferred under Deferred  Compensation Plan described below.

         The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I funds for at least
15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the compensation received by the Trustee for service in future fiscal years as well as the Trustee' length of service. The Fund cannot estimate the number of years of credited service that will be used to determine those benefits at this time. Therefore, the amount of the retirement benefits cannot be determined at this time.

         The Board of Trustees  has adopted a Deferred  Compensation  Plan for  Independent  Trustees  that enables them to elect to defer  receipt of all or a portion of the annual fees they are  entitled to receive from the Fund.
Under the plan, the  compensation  deferred by a Trustee is  periodically  adjusted as though an equivalent  amount had been  invested  in shares of one or more  Oppenheimer  funds  selected by the  Trustee.  The amount paid to the
Trustee under the plan will be determined based upon the performance of the selected funds.

         Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an order issued by the Securities and Exchange
Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval.

         Information is given below about the executive officers who are not Trustees or nominees for Trustee of the Fund, including their business experience during the past five years. Messrs. Murphy, Zack, Wixted, Molleur and Bartlett, and Mses. Feld and Ives, respectively, hold the same offices with one or more of the other funds in the OppenheimerFunds complex. In light of Mr. Murphy's nomination as a trustee, his biographical information is provided above.

----------------------------------------------- ----------------------------------------------------------------------
Name, Address,6 Age, Position(s) Held with      Principal Occupation(s) During Past 5 Years
Fund and Length of Service7
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Bruce L. Bartlett,                              Senior  Vice  President  (since  January  1999)  of the  Manager;  an
Vice President and Portfolio Manager,
(since December 22, 1998)                       officer and portfolio  manager of other Oppenheimer  funds.  Prior to
Age: 51                                         joining  the  Manager in April,  1995,  he was a Vice  President  and
                                                Senior  Portfolio  Manager  at  First  of  America  Investment  Corp.
                                                (September 1986 - April 1995).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Brian W. Wixted,                                Senior Vice President and Treasurer of the Advisor (since March
Treasurer, Principal Financial and Accounting   1999); Treasurer (since March 1999) of HarbourView Asset Management
Officer                                         Corporation, Shareholder Services, Inc., Oppenheimer Real Asset
(since April 1999)                              Management Corporation, Shareholder Financial Services, Inc.,
Age: 42                                         Oppenheimer Partnership Holdings, Inc., OFI Private Investments,
                                                Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                                Oppenheimer Millennium Funds plc (since May 2000), and OAM
                                                Institutional, Inc. (since November 2000); Treasurer and Chief
                                                Financial Officer of Oppenheimer Trust Company, a trust company subsidiary of the Advisor (since May 2000); Assistant Treasurer of
                                                Oppenheimer Acquisition Corp. (since March 1999) and
                                                OppenheimerFunds Legacy Program (since April 2000); an officer of other Oppenheimer funds. Formerly Principal and Chief Operating
                                                Officer, Bankers Trust Company - Mutual Fund Services Division
                                                (March 1995 - March 1999).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Robert G. Zack,                                 Senior Vice President (since May 1985) and General Counsel (since
Secretary                                       February 2002) of the Manager; Assistant Secretary of Shareholder
(since November 1, 2001)                        Services, Inc. (since May 1985), Shareholder Financial Services,
Age: 53                                         Inc. (since November 1989); OppenheimerFunds International Ltd. and
                                                Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly Acting General Counsel (November
                                                2001 - February 2002) and Associate General Counsel (1984 - October
                                                2001).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Denis R. Molleur,                               Vice President and Senior Counsel of the Manager (since July 1999);
Assistant Secretary
(since November 1, 2001)                        an officer of other Oppenheimer funds; formerly a Vice President and
Age: 44                                         Associate Counsel of the Manager (September 1995 - July 1999).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Katherine P. Feld,                              Vice President and Senior Counsel of the Manager (since July 1999);
Assistant Secretary
(since November 1, 2001)                        an officer of other Oppenheimer funds; formerly a Vice President and
Age: 43                                         Associate Counsel of the Manager (June 1990 - July 1999).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Kathleen T. Ives,                               Vice President and Assistant Counsel of the Manager (since June
Assistant Secretary                             1998); an officer of other Oppenheimer funds; formerly an Assistant
(since November 1, 2001)                        Vice President and Assistant Counsel of the Manager (August 1997 -
Age: 36                                         June 1998); and Assistant Counsel of the Manager (August 1994-August
                                                1997).
----------------------------------------------- ----------------------------------------------------------------------

All officers serve at the pleasure of the Board.

         As of April 22, 2002, the Trustees, nominees for Trustee and officers, individually and as a group beneficially owned less than 1% of the outstanding Class A shares and no Class B, Class C, Class N or Class Y shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each Independent Trustee, and his or her family members, do not own securities of either the Manager or Distributor of the Board I Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

                                   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                                A VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE

Introduction to Proposal 2

What is the Historical Background of the Fund's Current Investment Policies?

         The Fund operates in accordance with its investment objective, policies and restrictions, which are described in its prospectus and statement of additional information (together, the "prospectus"). The Fund's policies generally are classified as either "fundamental" or "non-fundamental."  Fundamental policies can be changed only by a shareholder vote.  Non-fundamental policies may be changed by the Trustees without shareholder approval, although significant changes will be described in amendments to the Fund's prospectus.

         The 1940 Act requires that certain policies of the Fund be classified as fundamental.  Proposal 2 is intended to modernize the Fund's policies as well as standardize its policies by reclassifying fundamental policies that are not required to be fundamental as non-fundamental or by eliminating them entirely.  The proposals are designed to provide the Fund with maximum flexibility to pursue its investment objective and respond to an ever-changing investment environment.  The Fund, however, has no current intention of significantly changing its actual investment strategies should shareholders approve the proposed changes.

         Subsequent to the Fund being established, certain regulatory requirements applicable to registered open-end investment companies (referred to as "mutual funds" in this Proxy Statement) changed.  For example, certain restrictions previously imposed by state regulations were preempted by the National Securities Markets
Improvement Act of 1996 ("NSMIA"), and are no longer applicable to mutual funds.  As a result, the Fund currently is subject to several fundamental investment policies that are either more restrictive than required under current regulations or no longer required at all.

         With the passage of time, the development of new industry practices and changes in regulatory standards, several of the Fund's fundamental policies are considered by the Trustees and the Manager to be unnecessary or unwarranted. The standardized policies proposed below would satisfy current federal regulatory requirements and are written to provide the Fund with flexibility to respond to future legal, regulatory, market and industry developments.

Why do the Fund's Trustees Recommend the Proposed Changes?

         The Trustees believe standardizing and reducing the total number of investment policies that can be changed only by a shareholder vote will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Fund is subject, and will help minimize the costs and delays associated with holding future shareholder meetings to revise fundamental investment policies that become outdated or inappropriate. The Trustees also believe that the Manager's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by the proposed changes.

         Although the Trustees believe the proposed changes in fundamental investment policies will provide the
Fund greater flexibility to respond to future investment opportunities, the Trustees do not anticipate that the changes, either individually or together, will result in a material change in the level of risk associated with investment in the Fund.  In addition, the Fund's Trustees do not anticipate that the proposed changes will materially affect the manner in which the Fund is managed. In the future, if the Trustees determine to change materially the manner in which the Fund is managed, the Fund's prospectus will be amended to reflect such a change.

         The recommended changes are specified below. Shareholders are requested to vote on each sub-proposal in
Proposal 2 separately.  If approved, the effective date of the sub-proposals will be delayed until the Fund's prospectus can be updated to reflect the changes. If any sub-proposal in Proposal 2 is not approved, the fundamental investment policy or policies covered in that sub-proposal will remain unchanged.

PROPOSAL 2: TO APPROVE THE ELIMINATION OR AMENDMENT OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUND

A.  Purchasing Securities on Margin.

         The Fund is currently subject to a fundamental investment policy prohibiting it from purchasing securities on margin.  The existing policy is not required to be a fundamental investment policy under the 1940
Act.  It is proposed that this current fundamental policy prohibiting purchases of securities on margin be eliminated. The current fundamental investment policy is set forth below.

                                            Current Fundamental Policy
                                            --------------------------

              The Fund cannot purchase securities on margin. However, the Fund may make margin deposits in connection with any of the hedging instruments permitted by any of its other fundamental policies.

Margin purchases involve the purchase of securities with borrowed money and the 1940 Act imposes certain restrictions on borrowing as discussed in detail below under Proposals 2.C. and 2.H. ("Pledging, Mortgaging or
Hypothecating Assets," and "Borrowing," respectively). "Margin" is the cash or securities that the borrower places with a broker as collateral against the loan.  Although the Fund's current fundamental investment policy prohibits it from purchasing securities on margin, the 1940 Act permits the Fund to obtain such short-term credits as may be necessary for the clearance of transactions.  In addition, SEC staff interpretations permit mutual funds to make margin payments in connection with the purchase and sale of futures contracts and options on futures contracts.

         As a result of NSMIA, the state restrictions regarding margin purchases no longer apply to the Fund. The
Trustees recommend that shareholders eliminate this fundamental investment policy in order to conform the Fund's policy with that of other Oppenheimer funds.  Elimination of this fundamental investment policy is unlikely to affect management of the Fund and is not expected to materially increase the risk of an investment of the Fund.

         The Fund would continue to be prohibited from purchasing securities on margin.  However, consistent with the 1940 Act, the Fund would continue to be able to obtain such short-term credits as may be necessary for clearance of transactions and to make margin payments in connection with the purchase and sale of futures contracts and options on futures contracts.

B. Purchasing Securities of Issuers in which Officers or Trustees have an Interest.

         The Fund is currently subject to a fundamental investment policy prohibiting it from purchasing or holding the securities of an issuer if the officers and trustees of the Fund or the Manager individually beneficially own more than1/2of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer. It is proposed that the current fundamental policy be eliminated.  The current fundamental investment policy is set forth below.

                                            Current Fundamental Policy
                                            --------------------------

              The Fund cannot invest in or hold securities of any issuer if officers and Trustees of the Fund or the Manager individually beneficially own more than1/2of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

         Elimination of this fundamental policy is unlikely to affect management of the Fund, and is not expected to materially increase the risk of an investment in the Fund.  This policy was originally adopted to address then existing state requirements in connection with the registration of shares of the Fund for sale in a particular state or states. As a result of NSMIA, the state restriction no longer applies to the Fund.

         The Trustees recommend that shareholders eliminate this fundamental investment policy in order to conform the Fund's policy in this area with that of other Oppenheimer funds. In addition, the Trustees believe that its elimination could increase the Fund's flexibility when choosing investments in the future.

C. Pledging, Mortgaging or Hypothecating Assets.

         The Fund is currently subject to a fundamental investment policy concerning the pledging, mortgaging or hypothecating of the Fund's assets.  It is proposed that this current fundamental investment policy be eliminated.

                                            Current Fundamental Policy
                                            --------------------------

              The Fund cannot pledge, mortgage or hypothecate any of its assets. However, this does not prohibit the escrow arrangements or other collateral or margin arrangements in connection with covered call writing or any of the hedging instruments permitted by its other fundamental policies.

         The existing policy concerning pledging, mortgaging or hypothecating of the Fund's assets is not required to be fundamental under the 1940 Act, and the Trustees believe that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objective.  The Trustees recommend that the policy regarding pledging, mortgaging or hypothecating be eliminated so that the Fund may enter into collateral arrangements in connection with its borrowing requirements consistent with its other investment policies, including its policies regarding borrowing and issuing senior securities.  The risks associated with borrowing securities are discussed in detail under Proposal 2.H. ("Borrowing").

         The Trustees recommend that shareholders eliminate this fundamental investment policy in order to conform the Fund's policy in this area with that of other Oppenheimer funds. In addition, the Trustees believe that its elimination could increase the Fund's flexibility when choosing investments in the future.

D.  Investing in Other Investment Companies.

         The Fund is currently subject to a fundamental investment policy limiting its investment in securities of other investment companies.  It is proposed that the current fundamental policy be eliminated and replaced with a revised non-fundamental policy that can be changed in the future without shareholder approval.  The current and proposed investment policies are set forth below.

                    Current Fundamental Policy                              Proposed Non-Fundamental Policy
                    --------------------------                              -------------------------------
 The Fund cannot invest in other open-end investment           The Fund cannot invest in securities of other investment
 companies or invest more than 5% of its net assets in         companies, except to the extent permitted under the 1940
 closed-end investment companies, including small business     Act, the rules or regulations thereunder or any exemption
 investment companies. The Fund cannot make any such           therefrom, as such statute, rules or regulations may be
 investment at commission rates in excess of normal            amended or interpreted from time to time.
 brokerage commissions.

The existing policy is not required to be fundamental under the 1940 Act.  The purpose of this proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objective.

         The ability of the Fund to invest in other mutual funds is restricted by Section 12(d)(1) of the 1940
Act.  NSMIA amended Section 12 to permit mutual funds to enter into so-called fund-of-funds or master/feeder arrangements with other mutual funds in a fund complex, and granted the SEC broad powers to provide exemptive relief for these purposes.  The Fund is a party to an exemptive order from the SEC permitting it to enter into a fund-of-funds arrangement with other affiliated funds. Elimination of this fundamental investment policy is necessary to permit the Fund to take advantage of the exemptive relief.  However, the Fund does not currently anticipate participating in a fund-of-funds arrangement.  Although it may do so in the future should shareholders approve this proposal, the Fund's prospectus would have to be updated to reflect such a change in policy.

         An investment in another mutual fund may result in the duplication of expenses.  Should the Trustees determine in the future that the Fund's participation in fund-of-funds arrangement is in the best interests of the Fund, the Trustees would consider and take steps to mitigate the potential for duplication of fees in determining whether the Fund's participation in such an arrangement is suitable for the Fund and its shareholders.

E. Lending.

         Under the 1940 Act, a fund's  policy  regarding  lending  must be  fundamental.  It is  proposed  that the current  fundamental policy be replaced by a revised  fundamental policy that permits the Fund to engage in lending to the extent the Fund's  lending is consistent  with the 1940 Act, the rules  thereunder or any exemption from the
1940 Act that is applicable to the Fund.

               Current Fundamental Policy                                Proposed Fundamental Policy
               --------------------------                                ---------------------------
 The Fund cannot lend money. However, it can invest in    The Fund cannot make loans, except to the extent
 all or a portion of an issue of bonds, debentures,       permitted under the 1940 Act, the rules or regulations
 commercial paper or other similar corporate              thereunder or any exemption therefrom that is applicable
 obligations. The Fund may also lend its portfolio        to the Fund, as such statute, rules or regulations may be
 securities subject to the percentage restrictions        amended or interpreted from time to time.
 stated in "Loans of Portfolio Securities."

Currently, the 1940 Act permits (a) lending of securities, (b) purchasing debt instruments or similar evidences of indebtedness, and (c) investing in repurchase agreements. If shareholders approve this sub-proposal, the
Fund's current fundamental policy will be replaced by the proposed fundamental policy and the Fund's prospectus will be updated to reflect the 1940 Act's current restrictions regarding lending.  Lending securities would subject the Fund to the risk that the borrower may fail to pay interest due under the terms of the loan or repay the principal amount loaned.  However, the Fund, however, currently does not anticipate making loans.  Therefore this change is not expected to materially effect the manner in which the Fund is managed or materially increase the level of risk associated with an investment in the Fund.

         If this sub-proposal and the borrowing sub-proposal described below in Paragraph 2.H. ("Borrowing") are approved by shareholders, and the Fund were to seek and obtain the necessary regulatory relief, it would be possible for the Fund to lend to and borrow from other Oppenheimer funds whose policies permit such activity and that have obtained the necessary regulatory relief as well. If all of the pre-conditions noted in the preceding sentence were satisfied and the Fund's Trustees were to determine that it was in the Fund's best interest to lend to or borrow from other Oppenheimer funds, the Fund's prospectus would be updated to reflect such a practice.

F. Industry Concentration.

         The Fund currently has a fundamental investment policy prohibiting it from "concentrating" its investments, that is, investing "25% or more" of its total assets in any one industry.  The Fund's Trustees propose that the Fund's industry concentration policy remain fundamental, but be amended to clarify that this limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.  The Trustees believe that amending this policy as proposed will not affect management of the Fund.  The current and proposed policies are stated below.

                    Current Fundamental Policy                                Proposed Fundamental Policy
                    --------------------------                                ---------------------------
 The Fund cannot concentrate investments. That means it        The Fund cannot invest 25% or more of its total assets in
 cannot invest 25% or more of its total assets in any          any one industry.  That limit does not apply to
 industry.                                                     securities issued or guaranteed by the U.S. government or
                                                               its agencies and instrumentalities or securities issued
                                                               by investment companies.

The purpose of this proposal is to clarify the Fund's fundamental policy on industry concentration and to conform the Fund's policy in this area to one that is consistent with that of other Oppenheimer funds.  The Trustees believe that standardized policies will assist the Fund and the Manager in maintaining compliance with the various investment policies to which the Oppenheimer funds are subject.  If shareholders approve this proposal, the Fund would be permitted to enter into a fund-of-funds arrangement as discussed in detail above under Proposal
2.D. ("Investing in Other Investment Companies"), including the risks associated with a fund-of-funds arrangement.

G.       Investing in Real Estate or in Interests in Real Estate.

         The Fund is currently subject to a fundamental investment restriction prohibiting it from investing in real estate or in interests in real estate.  However, the Fund can purchase readily-marketable securities of companies holding real estate or interests in real estate.  It is proposed that the current fundamental restriction be amended to eliminate the restriction against investing in interests in real estate while retaining the restriction against investing in real estate.  The current and proposed fundamental investment restrictions are set forth below.

               Current Fundamental Policy                                Proposed Fundamental Policy
               --------------------------                                ---------------------------
 The Fund cannot invest in real estate or in interests    The Fund cannot invest in real estate.  However, the Fund
 in real estate.  However, the Fund can purchase          can purchase readily-marketable securities of companies
 readily-marketable securities of companies holding       holding real estate or interests in real estate.
 real estate or interests in real estate.

         The prohibitions against investing in interests in real estate were originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale in a particular state or states.  The Board recommends that shareholders amend this fundamental investment restriction in order to conform the Fund's policy in this area to one that is expected to be standard for all Oppenheimer funds.  In addition, the Board believes that eliminating the prohibition against investing in interests in real estate could increase the Fund's flexibility when choosing investments in the future.  However, this change is not expected to materially effect the manner in which the Fund is managed or materially increase the level of risk associated with an investment in the Fund.  As amended, the Fund's restriction against investing in real estate would remain a fundamental restriction, changeable only by the vote of a majority of the outstanding voting securities of the
Fund as defined in the 1940 Act.

H. Borrowing.

         The 1940 Act imposes certain restrictions on the borrowing activities of mutual funds. A fund's borrowing policy must be a fundamental investment policy.

         The restrictions on borrowing are designed to protect mutual fund shareholders and their investments in a fund by limiting a fund's ability to leverage its assets. Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment.  Borrowing money to make an investment is an example of how a fund may leverage its assets.

         A mutual fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities.  This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations rather than for cash flow considerations.  Some mutual funds also borrow for investment purposes. The Fund currently does not contemplate borrowing for investment purposes, which may cause the value of its shares to be more volatile that a fund that does not borrow for investment purposes.  If the
Fund does borrow for investment purposes, it will not likely do so to a substantial degree.

         There are risks associated with borrowing. Borrowing exposes shareholders and their investments in a fund to a greater risk of loss.  For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow.  In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and that interest expense will raise the overall expenses of the fund and reduce its returns.  The interest payable on the borrowed amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount.  Whether or not this sub-proposal is approved by shareholders, the Fund currently does not anticipate that, under normal market conditions, its borrowings would exceed 5% of its net assets.

         The Fund is currently subject to a fundamental investment policy concerning borrowing that is more restrictive than required by the 1940 Act.  The Trustees propose that the Fund's policy on borrowing be amended to permit the Fund to borrow as permitted under the 1940 Act.  As amended, the Fund's policy on borrowing would remain a fundamental policy changeable only by the vote of a majority of the outstanding voting securities of the
Fund as defined in the 1940 Act.

         The current and proposed fundamental investment policies are set forth below. The current policy on borrowing requires the Fund to borrow only from banks to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). The Trustees propose that the current policy be amended to permit the Fund to borrow as permitted under the 1940 Act.

                    Current Fundamental Policy                                Proposed Fundamental Policy
                    --------------------------                                ---------------------------
 The Fund has the ability to borrow from banks on an           The Fund may not borrow money, except to the extent
 unsecured basis to invest the borrowed funds in portfolio     permitted under the 1940 Act, the rules or regulations
 securities.  Under current regulatory requirements,           thereunder or any exemption therefrom that is applicable
 borrowings can be made only to the extent that the value of   to the Fund, as such statute, rules or regulations may be
 the Fund's assets, less its liabilities other than            amended or interpreted from time to time.
 borrowings, is equal to at least 300% of all borrowings
 (including the proposed borrowing).

Currently, under the 1940 Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed).  A fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the 1940 Act, there is a rebuttable presumption that a loan
is temporary if it is repaid within 60 days and not extended or renewed.   If shareholders approve this
sub-proposal, the Fund's current fundamental policy will be replaced by the proposed fundamental policy and the
Fund's prospectus will be updated to describe the current restrictions regarding borrowing under the 1940 Act, the rules and regulations thereunder and any exemptions applicable to the Fund.

         If this sub-proposal and the lending sub-proposal described above in Paragraph 2.E. ("Lending") are approved by shareholders, and the Fund were to seek and obtain the necessary regulatory relief, it would be possible for the Fund to borrow from and lend to other Oppenheimer funds whose policies permit such activity and that have obtained the necessary regulatory relief as well. If all of the pre-conditions noted in the preceding sentence were satisfied and the Fund's Trustees were to determine that it was in the Fund's best interest to borrow from or lend to other Oppenheimer funds, the Fund's prospectus would be updated to reflect such a practice.

                                   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                                THAT YOU APPROVE EACH SUB-PROPOSAL DESCRIBED ABOVE

                                  PROPOSAL 3: TO AUTHORIZE THE TRUSTEES TO ADOPT
                                   AN AMENDED AND RESTATED DECLARATION OF TRUST

Introduction to Proposal 3

What is a Declaration of Trust?

         The Fund, like other mutual funds, is subject to comprehensive federal regulation, particularly under the 1940 Act.  Additionally, like other mutual funds, governance of the Fund is subject to the law of the state in which the Fund is organized.  The Fund is organized as a Massachusetts business trust, and therefore is subject to Massachusetts law as it applies to Massachusetts business trusts.

         Under Massachusetts law, a business trust generally operates under an organizational document known as a declaration of trust, which sets forth various provisions related to governance of the trust and the authority of the trust to conduct its business.  As a Massachusetts business trust, the Fund is governed by a declaration of trust.

         The Board of Trustees has approved an Amended and Restated Declaration of Trust for the Fund in the form attached to this Proxy Statement as Exhibit A ("New Declaration of Trust"), and unanimously recommends that the shareholders of the Fund authorize the Trustees to adopt the New Declaration of Trust.  Adoption of the New
Declaration of Trust will not result in any changes in the Fund's Trustees or officers or in the investment policies and shareholder services described in the Fund's current prospectus.

         Generally, shareholder approval is required to amend the existing Declaration of Trust ("Current
Declaration of Trust").  As a result, the Trustees approved the form of the New Declaration of Trust and recommended the submission of the New Declaration of Trust to the Fund's shareholders for their authorization at this Meeting.

Why do the Fund's Trustees Recommend Approval of the New Declaration of Trust?

         The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and going forward, will be used as the standard Declaration of Trust for all new Oppenheimer funds organized as Massachusetts business trusts. The Trustees believe adoption of the New Declaration of Trust will result in more efficient and economical governance of the Fund.

         The New Declaration of Trust provides the Trustees with more flexibility and broader authority than under the Current Declaration of Trust. This increased flexibility is intended to allow the Trustees to react more quickly to changes in competitive and regulatory conditions, and as a consequence, may allow the Fund to operate in a more efficient and economical manner.  Although the New Declaration of Trust reduces or removes certain shareholder voting and other rights as more fully discussed below, adoption of the New Declaration of
Trust will not affect any of the protections of afforded to shareholders under federal law.

         Furthermore, adoption of the New Declaration of Trust would not alter the Trustees' existing fiduciary obligations to act with due care and in the shareholders' best interests. Before utilizing any new flexibility that the New Declaration of Trust would afford, the Trustees would first have to consider the shareholders'
interests and then act in accordance with those interests.

Proposed Changes to the Current Declaration of Trust.

         The New Declaration of Trust would amend the Current Declaration of Trust in a number of ways. The significant amendments are submitted for a separate vote by shareholders and are set forth as Proposals 3.A.,
3.B., and 3.C.  The remaining changes will be voted on as a single proposal, 3.D.  If one or more of the
Proposals is not approved by shareholders, the Trustees will not include those Proposals in the New Declaration of Trust.

         In addition to the changes described below, there are other differences between the New Declaration of
Trust and the Current Declaration of Trust that the Trustees believe are non-material. The following discussion is qualified in its entirety by reference to the New Declaration of Trust itself, which is attached as Exhibit A to this Proxy Statement.

A.       Future Amendments of the Declaration of Trust.

         The Current Declaration of Trust generally gives shareholders the exclusive power to amend the
Declaration of Trust with certain limited exceptions.  The New Declaration of Trust, on the other hand, would permit the Trustees to amend the Declaration of Trust without shareholder approval with certain exceptions.

         Under the New Declaration of Trust, shareholders generally would have the right to vote on any amendment affecting shareholders' right to vote, the New Declaration of Trust's amendment provisions, shareholders' rights to indemnification and shareholders' rights to vote on the merger or sale of the Fund's, series', or class's assets to another operating mutual fund.

         By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of
Trust would give the Trustees the authority to react quickly to changes in competitive and regulatory conditions, and as a result, may allow the Fund to operate in a more efficient and economical manner. As noted above, such increased authority would remain subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

B.       Reorganization of the Trust or Its Series or Classes.

         Unlike the Current Declaration of Trust, the New Declaration of Trust generally would permit the
Trustees, subject to applicable federal and state law, to reorganize the Fund or any of its series or classes into a newly formed entity without shareholder approval. The Current Declaration of Trust requires shareholder approval in order to reorganize the Fund or any of its series or classes.

         Under certain circumstances, it may not be in the shareholders' interests, due to the costs involved, to require a shareholder meeting to permit the Fund or a series of the Fund to reorganize into a newly formed entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to change its legal form or to reorganize the Fund or a series of the Fund so that it is domiciled in another state. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays.

         In contrast, the New Declaration of Trust would give the Trustees the flexibility to reorganize the Fund or any of its series into a newly formed entity and achieve potential shareholder benefits without incurring the delay and costs of a proxy solicitation. Such flexibility should help to assure that the Fund operates under the most appropriate form of organization.

         Nonetheless, the Trustees have no intention of reorganizing the Fund into a newly formed entity at this time, and before allowing a reorganization to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is subject to applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any reorganization.

         The New Declaration of Trust would not give the Trustees the authority to merge the Fund or a series of
                                      ---------
the Fund with another operating mutual fund or sell all or a portion of the assets of the Fund or a series to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval would still be required for those transactions.

C.       Involuntary Redemptions.

         The New Declaration of Trust would clarify that the Fund may redeem shares of a class or series held by a shareholder for any reason, including but not limited to the following: reimbursing the Fund or the Fund's distributor for the shareholder's failure to make timely and good payment for shares of the Fund; failure to supply a tax identification number required to establish an account; pursuant to authorization by a shareholder to pay fees or make other payments to third parties; failure to maintain a minimum account balance as established by the Trustees from time to time in order to promote administrative efficiencies and cost savings for the Fund;
or adverse tax or other legal consequences to the Fund or the other shareholders as a result of the existence or nature of a shareholder's interest in the Fund.

         The Current Declaration of Trust also permits the Trustees to involuntarily redeem shares, but in more limited circumstances.  Although the Trustees are authorized to involuntarily redeem shares without prior notice under both the Current Declaration of Trust and the New Declaration Trust, the Fund generally would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances.

         Of course, the exercise of the power granted to the Trustees under either the Current Declaration of
Trust or the New Declaration Trust to involuntarily redeem shares would be subject to the Trustees' fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules adopted thereunder.
The staff of the Securities and Exchange Commission takes the position that the 1940 Act generally prohibits involuntary redemptions.  However, in limited circumstances, the staff has granted enforcement no-action relief for involuntary redemptions.

D.  Other Changes Under the New Declaration of Trust.

          In addition to the changes described above, the New Declaration of Trust would modify the Current
Declaration of Trust in a number of important ways, including, but not limited to, the following.

a.       The New Declaration of Trust would clarify that no shareholders of any series or class shall have a claim on the assets of another series or class.

b.       As a general matter, the New Declaration of Trust would modify the Current Declaration of Trust to incorporate appropriate references to classes of shares.

c.       The New Declaration of Trust would modify the Current Declaration of Trust by changing the par value of the Trust's shares from no par value to $.001 par value.

d.       The New Declaration of Trust would modify the Current Declaration of Trust by giving the Trustees the power to effect a reverse stock split, and to make distributions in-kind.

e.       The New Declaration of Trust would modify the Current Declaration of Trust so that all shares of all series vote together on issues to be voted on unless (i) separate series or class voting is otherwise required by the 1940 Act or the instrument establishing such Shares, in which case the provisions of the 1940 Act or such instrument, as applicable, will control, or
                      (ii) the issue to be voted on affects only particular series or classes, in which case only the series or classes affected will be entitled to vote.

f.       The New Declaration of Trust would clarify that proxies may be voted pursuant to any computerized, telephonic or electronic means, that shareholders receive one vote per share and a proportional fractional vote for each fractional share, and that, at a meeting, shareholders may vote on issues with respect to which a quorum is present, while adjourning with respect to issues for which a quorum is not present.

g.       The New Declaration of Trust would clarify various existing trustee powers. For example, the New
                      Declaration of Trust clarifies that the Trustees may: appoint and terminate agents and consultants and hire and terminate employees; in addition to banks and trust companies, the
                      Trustees may employ as fund custodian, companies that are members of a national securities exchange or other entities permitted under the 1940 Act; retain one or more transfer agents and employ sub-agents; delegate authority to investment advisors and other agents or independent contractors; pledge, mortgage or hypothecate the assets of the Trust; operate and carry on the business of an investment company; the Trustees may sue or be sued in the name of the Trust; make loans of cash and/or securities; enter into joint ventures, general or limited partnerships and other combinations or associations; endorse or guarantee the payment of any notes or other obligations of any person or make contracts of guarantee or suretyship or otherwise assume liability for payment; purchase insurance and/or bonding;
                      pay pensions and adopt retirement, incentive and benefit plans; and adopt 12b-1 plans
                      (subject to shareholder approval).

h.       The New Declaration of Trust would clarify that a trust is created and not a partnership, joint stock association, corporation, bailment, or any other form of legal relationship, and expressly disclaims shareholder and Trustee liability for the acts and obligations of the Trust.
                      Both the Current Declaration of Trust and the New Declaration of Trust provide that neither the shareholders nor the Trustees shall be liable for obligations of the Fund.  The express disclaimer of shareholder and Trustee liability for obligations of the Fund in the New
                      Declaration of Trust is intended solely to clarify that provision.  In addition, as required by the 1940 Act, both the Current Declaration of Trust and the New Declaration of
                      Trust provide that nothing in them shall protect an officer or Trustee of the Fund from liability related to their willful misfeasance, bad faith, gross negligence or reckless disregard for their duties.

i.       The New Declaration of Trust would clarify that the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer agent of the Trust nor shall a
                      Trustee be responsible for the act or omission of any other Trustee.  As previously noted, both the Current Declaration of Trust and the New Declaration of Trust provide that nothing in them shall protect an officer or Trustee of the Fund from liability related to their willful misfeasance, bad faith, gross negligence or reckless disregard for their duties.

         A vote in favor of this  proposal  will  authorize  the Trustees to adopt all of the other  changes to the
New Declaration of Trust,  except those  specifically set forth in Proposals  3.A-3.C.  upon which shareholders are voting separately.

                                   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                                THAT YOU APPROVE EACH SUB-PROPOSAL DESCRIBED ABOVE

                           PROPOSAL 4: APPROVAL OF AN AMENDED AND RESTATED CLASS B 12b-1
                                    DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                            (Class B Shareholders only)

         Class B shares were first offered to the public on August 17, 1993. At that time, the Fund had adopted a
Distribution and Service Plan and Agreement for Class B shares. On February 10, 1994, the Board of Trustees approved an amendment to the Fund's Class B Distribution and Service Plan to eliminate a provision that would require the Fund to continue to make payments to OppenheimerFunds Distributor, Inc. (the "Distributor") after a termination of the Distribution and Service Plan and Agreement.

         At a meeting of the Board of Trustees held December 13, 2001, the Manager proposed the adoption of a new
Distribution and Service Plan (the "Proposed Plan"), which is a "compensation type plan" instead of the current
"reimbursement type plan."  The Fund's Board of Trustees, including a majority of the Independent Trustees, approved the Proposed Plan, subject to shareholder approval, and determined to recommend the Proposed Plan for approval by the shareholders.  A copy of the Proposed Plan is attached as Exhibit B to this proxy statement, and is hereby submitted to Class B shareholders for approval.

         Rule 12b-1 of the 1940 Act permits the Fund to adopt both the Proposed Plan and the current Distribution and Service Plan and Agreement (the "Current Plan") and each plan conforms with the rules of the National
Association of Securities Dealers, Inc. ("NASD").  The payments under the Proposed Plan will remain subject to the limits imposed by the NASD.  The Fund's Board of Trustees most recently approved the Current Plan on October
11, 2001.

Description of the Distribution and Service Plans.  Under both the Proposed Plan and the Current Plan, the Fund makes payments to the Distributor for its services in connection with the distribution of Class B Shares and the personal service and maintenance of accounts that hold Class B shares.  The Fund pays the Distributor an asset-based sales charge of 0.75% per year of Class B shares outstanding for no more than six years, and the Fund also pays the Distributor a service fee of 0.25% per year.  Each fee is computed on the average annual net assets of Class B shares of the Fund.

Service Fee.  Under the Proposed Plan and the Current Plan, the Distributor pays certain brokers, dealers, banks or other persons or entities ("Recipients") a service fee of 0.25% for providing personal services to Class B shareholders and for maintenance of shareholder accounts by those Recipients.  The services rendered by
Recipients in connection with personal services and the maintenance of Class B shareholder accounts may include, but are not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of accounts as the Distributor or the Fund may reasonably request.  The Distributor is permitted under the Proposed and Current Plans to retain service fee payments to compensate it for rendering such services.

         Under both the Proposed Plan and the Current Plan, service fee payments by the Distributor to Recipients are made (i) in advance for the first year Class B shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and
(ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25%
of the net asset value of Class B shares held in accounts of the Recipient or its customers.  The Distributor retains the service fee during the first year shares are outstanding.  In the event Class B shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

         The main difference between the proposed and current plan for the payment of the service fee is that under the current Plan, the Fund reimburses the Distributor for service fee payments made to Recipients.  Under the Proposed Plan, the Fund will pay the Distributor a service fee at a flat rate of 0.25% per annum without regard to the Distributor's expenses.  Under the Current Plan, the full 0.25% service fee paid by the Fund is, in effect, passed through the Distributor and paid to Recipients for the Recipient's services in servicing accounts and personal services to account holders. It is anticipated that under the Proposed Plan the full 0.25% service fee currently paid by the Fund will continue to be passed through the Distributor and paid to Recipients.  The amount of the service fee payments made by the Fund is not expected to increase as a result of this proposal should the Proposed Plan be approved by shareholders.

Asset-Based Sales Charge.  The Current Plan, a reimbursement type plan, provides that the Fund will pay the
Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of
Class B Shares outstanding to reimburse the Distributor for its expenses in rendering services in connection with the distribution of the Fund's Class B shares.  Under the Current Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class B shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's
Class B shares; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B shares by Recipients; (iii) paying or reimbursing the Distributor for interest and other borrowing costs incurred on any unreimbursed expenses carried forward to subsequent fiscal quarters; (iv) other direct distribution costs of the type approved by the Board, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky"
registration expenses; and (v) any services rendered by the Distributor that a Recipient may render as described above.

         The Proposed Plan, a compensation type plan, provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B Shares outstanding to compensate the Distributor for providing distribution assistance in connection with the distribution of the Fund's Class B Shares.  Under the Proposed Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the distribution of Class B Shares may include:  (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells and services the Fund's Class B Shares; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses, incurred in rendering distribution assistance and administrative support services for Class B Shares;
and (iv) paying certain other direct distribution expenses.

         Other distribution assistance rendered by Recipients under either Plan may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current
Class B shareholders, providing compensation to and paying expenses of personnel of the Recipient who support the distribution of Class B shares by the Recipient, and providing such other information and services in connection with the distribution of Class B shares as the Distributor or the Fund may reasonably request.

         The Proposed Plan provides that payments may be made in connection with Class B Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party.

         Under both Plans, the Distributor pays sales commissions from its own resources to Recipients at the time of sale currently equal to 3.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%.  The Proposed Plan provides that the Distributor may advance the service fee for the first year at the time of sale, pay the service fee quarterly or pay the service fee more frequently than quarterly.  The Proposed Plan also provides that the Distributor may pay the asset-based sales charge on Class B shares instead of paying the commission.  The Distributor retains the service fee and the asset-based sales charge during the first year shares are outstanding to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs.  Thereafter, the Distributor pays the service fee to
Recipients and retains the asset-based sales charge.

         Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without paying a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of Class B shares of the Fund.  The Distributor and the Fund anticipate that it will take a number of years for the Distributor to recoup the sales commissions paid to Recipients and other distribution-related expenses, from the Fund's payments to the Distributor under the Class B Plan, and from the contingent deferred sales charge deducted from redemption proceeds for Class B shares redeemed within six years of their purchase, as described in the Fund's prospectus.

         Like the Current Plan, the Proposed Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class B shares sold prior to termination of the Plan.
Pursuant to this provision, payment of the service fee and the asset-based sales charge could be continued by the
Board after termination.

         Like the service fee, the main difference between the Proposed and Current Plans regarding payment of the asset-based sales charge is that under the Current Plan, the Fund reimburses the Distributor for its services rendered and, under the Proposed Plan, the Fund will pay the Distributor at a flat rate of 0.75% per annum without regard to the Distributor's expenses.  As discussed below, it is possible that the Fund will, over time, pay more under the Proposed Plan than under the Current Plan.  This possibility is due to the fact that the length of time over which the Fund's payments will continue under the Proposed Plan is not limited by any reimbursement factor, and the Fund's payments may thus continue for a longer period of time than under the
Current Plan.

Additional Information.  Both Plans have the effect of increasing annual expenses of Class B Shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be.  Payments by the Fund to the Distributor under the Current Plan for the fiscal year ended August 31, 2001 were $6,915,642
(1.00% of the Fund's average net assets represented by Class B Shares during that period) of which the
Distributor paid $99,918 to an affiliate of the Distributor and retained $5,577,806 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs.  The balance was paid to Recipients not affiliated with the Distributor.

         If the Class B shareholders approve this Proposal, the Proposed Plan shall, unless terminated as described below, become effective upon shareholder approval or such later date as the Fund's officers may determine and continue in effect until December 31, 2002 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent
Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance.  Either plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding Class B shares.  Neither the Current Plan nor the Proposed Plan may be amended to increase materially the amount of payments to be made without approval by
Class B shareholders.  All material amendments to either plan must be approved by a majority of the Independent
Trustees.  If the Class B shareholders do not approve this Proposal, the Current Plan will remain in effect.

         Each of the Proposed Plan and the Current Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund or the Manager is committed to the discretion of the Independent Trustees.  This requirement does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

         Under either plan, the Board of Trustees may determine that no payment for service fees or asset-based sales charge will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be fixed from time to time by a majority of the Independent Trustees.  Under both Plans, the Board of Trustees has set the fee at the maximum rate and set no minimum amount.  Each plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees)
at no cost to the Fund.  The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Proposed Plan by the Board of Trustees.  In considering whether to recommend the Proposed Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination.  The Board, including the Independent Trustees, did not single out any factor or group of factors as being more important than other factors, but considered such matters together in arriving at its decision.
The Board found that there is a reasonable likelihood that the Proposed Plan benefits the Fund and its Class B shareholders by providing financial incentives to financial intermediaries to attract new Class B shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors.

         The Proposed Plan enables the Fund and the Distributor to offer investors in the Fund alternative ways to purchase shares.  This arrangement allows the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

         The Distributor identified two main difficulties with the Current Plan.  These involve accurately following certain distribution expenses when exchanges among the funds occur, and the Distributor's inability to recover its distribution-related expenses incurred when funds enter into reorganization agreements.

         The Fund and the other mutual funds in the OppenheimerFunds complex have arrangements so that a shareholder of one fund may exchange his or her shares for the shares of one or more other Oppenheimer funds.
Over time, a shareholder may enter into a number of exchanges.

         The Distributor advised the Board that the Distributor could not at this time design and implement an expedient and cost-effective accounting system to follow expenses of the sales commission, service fee payment and other distribution-related expenses on a per share basis as exchanges occur.  As a result, the Distributor may not receive full reimbursement for its distribution-related expenses under the Current Plan.

         It occasionally happens that, for various reasons, it is desirable for one fund to reorganize into another fund when it is anticipated that such a reorganization will benefit the funds involved.  When reorganizations occur, the Distributor currently must write off and thus is unable to recover previously spent, but unrecovered, distribution expenses for the fund which will go out of existence.

         The compensation type Plan proposed for approval will eliminate the foregoing difficulties and allow the
Distributor to continue to provide exchanges and reorganizations without having to risk the loss of, in some cases, substantial amounts of money previously spent for distribution.  The Proposed Plan expressly provides that the distribution and administrative support services under the plan may be rendered in connection with Class B shares issued by the Fund in exchanges for other Oppenheimer funds and in a reorganization with another mutual fund.

         The Distributor advised the Board that under the Proposed Plan, it will be able to track its expenses of distribution for the OppenheimerFunds complex, and that it will also be able reasonably to identify its distribution costs with respect to the Fund and each other Oppenheimer fund by allocating the Distributor's distribution expenses among the funds in the complex according to sales.  While not a precise method, the Board concluded that this method of allocating distribution expenses to the Fund is a reasonable manner by which to identify the Distributor's expenses in distributing the Fund's shares.

         The Board considered that a wide range of different situations might occur in the future regarding the sale and redemption of Fund shares.  It is possible under the current reimbursement Plan for the Fund's payments to be substantially reduced or cease when limited to reimbursement to the Distributor for its costs.  The Board concluded that this type of situation is unlikely to occur.  The Board also recognized that superior investment performance could result in larger amounts paid by the Fund under the Proposed Plan and the Distributor's recovery of more Plan payments from the Fund than the Distributor had expended on the Fund.  Other differing scenarios were also reviewed.

         The level of annual payments by the Fund under the Proposed Plan will not increase over, and are not anticipated to be less than, the amounts currently paid by the Fund.  Under the Proposed Plan, however, over time, the Fund's Plan payments may exceed the amount which the Fund might pay under the Current Plan.  The length of time over which the Fund's payments will continue under the Proposed Plan is not limited by any reimbursement factor, and the Fund's payments may thus continue for a longer period of time than under the Current Plan, potentially increasing the amount of Plan payments which reduce the dividends and total return on Fund shares.
The Board also recognized that Class B shares convert to Class A shares at the end of six years after their purchase.

         The Board concluded that it is extremely difficult to predict purchases, sales and exchanges by shareholders, and how future individual, market and economic events may influence individual investor decisions.
The Board thus concluded that it is not reasonably possible to determine with any degree of certainty at this time whether the Fund will pay more under the Proposed Plan than it would under the Current Plan.  The
Distributor has agreed to provide the Board with certain quarterly reports as to the amount of payments made by the Fund under the Proposed Plan and the purpose for which payments were made (similar to the reports the
Distributor currently provides to the Trustees under the Current Plan).  The Distributor will provide extensive annual reports to the Board which set forth the Distributor's allocated distribution-related expenses and recovery of expenses by the Distributor from the asset-based sales charges and contingent deferred sales charges, and information on sales, redemptions and exchanges of Fund shares and related data.

         The Board determined that under these quarterly and annual reports, the Board will be provided with adequate information about the payments which the Fund makes to the Distributor, about the payments which the
Distributor makes and receives in connection with the distribution of the Fund's shares, and about the
Distributor's other distribution expenses.  The Board anticipates that with this information, the Board will be able to review each year the benefits which the Fund is receiving from the plan payments it makes to determine if the Fund is benefiting at a level commensurate with those payments.

         Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry.  Competition among brokers and dealers for these types of payments has intensified.  The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund.  The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, shareholders may redeem shares, or not buy more shares, and if assets decline, expenses may increase on a per share basis.  By providing a means of acquiring Fund shares without the payment of a front-end sales charge, the
Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

         The Trustees recognize that the Manager will benefit from the Proposed Plan through larger investment advisory fees resulting from an increase in Fund assets, because its investment advisory fees are based upon a percentage of net assets of the Fund.  The Manager was also advised by the Trustees that a compensation plan could possibly decrease the time necessary for the Distributor to recover, and could possibly increase the likelihood that the Distributor might actually recover, the costs of distributing Class B shares.  If either were to occur, the profits of the Manager, which is the parent company of the Distributor, would be increased.  The
Board, including each of the Independent Trustees, determined that the Proposed Plan is in the best interests of the Fund, and that its adoption has a reasonable likelihood of benefiting the Fund and its Class B shareholders.
In its annual review of the Proposed Plan, the Board will consider the continued appropriateness of the
Distribution and Service Plan, including the level of payments provided for therein.

                                   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                                  THAT CLASS B SHAREHOLDERS APPROVE THIS PROPOSAL

                                            INFORMATION ABOUT THE FUND

Fund Information. As of the close of business on April 22, 2002, the Fund had 73,424,552.683 shares outstanding, consisting of 51,432,113.484 Class A, 15,502,964.009 Class B, 3,509,510.331 Class C, 67,787.979 Class N and
2,912,176.800 Class Y shares.  Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial Owners. Occasionally, the number of shares of the Fund held in "street name" accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of April 22, 2002, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

         RPSS TR Empress International LTD 401 (K) Plan, Attn: Linda Levy, 10 Harbor Park Dr., Port Washington NY
11050-4648, which owned 6,191.811 Class N shares (9.13% of the outstanding Class N shares).

         Wayne Casteen TR Murphy Brown Deferred Compensation Plan, 2822 W NC Highway 24, Warsaw NC 28398-7952,
which owned 6,041.445 Class N shares (8.91% of the outstanding Class N shares).

         RPSS TR IRA FBO Dennis B. Baskin, PO Box 1935, San Andreas CA 95249-1935, which owned 5,065.127 Class N shares (7.47% of the outstanding Class N shares).

         LN Thompson & R E Robinson TR T & S Hardwoods Inc. 401K Plan, PO Box 1233, Milledgeville GA 31059-1233,
which owned 4,386.636 Class N shares (6.47% of the outstanding Class N shares).

         Jonathan Flicker or Howard Zuckerman  Trustees,  Arbros  Communications Inc. Employees Savings Trust, 1100
Wayne Ave., FL 8, Silver Spring,  MD.  20910-5642,  which owned  3,782.781 Class N shares (5.58% of the outstanding
Class N shares).

         Mass Mutual Life Insurance Co., 1295 State Street, Springfield, MA 01111, which owned 2,766,229.727
Class Y shares (representing 94.98% of the Fund's then outstanding Class Y shares) and advised the Fund that such ownership was for the sole benefit of its clients.

The Manager, the Distributor and the Transfer Agent. Subject to the authority of the Board of Trustees, the
Manager is responsible for the day-to-day management of the Fund's business pursuant to its investment advisory agreement with the Fund.  OppenheimerFunds Distributor, Inc. (the "Distributor"), a wholly owned subsidiary of the Manager, is the general distributor of the Fund's shares. OppenheimerFunds Services, a division of the
Manager, located at 6803 South Tucson Way, Englewood, CO 80112, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the Fund, for which it was paid $5,908,256 by the Fund during the fiscal year ended August 31, 2001.

The Manager (including affiliates and subsidiaries) managed assets of more than $130 billion at March 31, 2002, including more than 65 funds having more than 6.3 million shareholder accounts. The Manager is a wholly owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life
Insurance Company ("MassMutual"). The Manager, the Distributor and OAC are located at 498 Seventh Avenue, New
York, New York 10018. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At December 31, 2001, MassMutual held (i) all of the
21,600,000 shares of Class A voting stock, (ii) 12,642,025 shares of Class B voting stock, and (iii) 21,178,801 shares of Class C non-voting stock. This collectively represented 95.35% of the outstanding common stock and
96.46% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i)
884,810 shares of the Class B voting stock, representing 1.52% of the outstanding common stock and 2.49% of the voting power, (ii) 537,090 shares of Class C non-voting stock, and (iii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 8,395,700 shares of Class C non-voting stock.  That group includes persons who serve as officers of the Fund and John V. Murphy, who serves as a Trustee of the Fund.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or
MassMutual at a formula price (based on, among other things, the revenue, income, working capital, and excess cash of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price.  There were no transactions by a person who serves as a Trustee of the Fund during the period June 30, 2000 to December 31, 2001.

The names and principal occupations of the executive officers and directors of the Manager are as follows: John
Murphy, Chairman, President, Chief Executive Officer and a director; Jeremy Griffiths, Executive Vice President,
Chief Financial Officer and a director; O. Leonard Darling, Vice Chairman, Executive Vice President, Chief
Investment Officer and a director; George Batejan, Executive Vice President and Chief Information Officer; Robert
G. Zack, Senior Vice President and General Counsel; Craig Dinsell, James Ruff and Andrew Ruotolo, Executive Vice
Presidents; Brian W. Wixted, Senior Vice President and Treasurer; and Charles Albers, Victor Babin, Bruce
Bartlett, Robert A. Densen, Ronald H. Fielding, P. Lyman Foster, Robert B. Grill, Robert Guy, Steve Ilnitzki,
Lynn Oberist Keeshan, Thomas W. Keffer, Avram Kornberg, Chris Leavy, Angelo Manioudakis, Andrew J. Mika, David
Negri, David Robertson, Richard Rubinstein, Arthur Steinmetz, John Stoma, Jerry A. Webman, William L. Wilby,
Donna Winn, Kenneth Winston, Carol Wolf, Kurt Wolfgruber and Arthur J. Zimmer, Senior Vice Presidents. These
officers are located at one of the three offices of the Manager: 498 Seventh Avenue, New York, NY 10018; 6803
South Tucson Way, Englewood, CO 80112;and 350 Linden Oaks, Rochester, NY 14625-2807.

Custodian. The Bank of New York, One Wall Street, New York, New York 10015, acts as custodian of the Fund's securities and other assets.

Reports to Shareholders and Financial Statements. The Annual Report to Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended August 31, 2001, has previously been sent to shareholders. The Semi-Annual Report to Shareholders of the Fund as of February 28, 2002 also has previously been sent to shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report and
Semi-Annual Report by writing the Fund at the address above, or calling the Fund at 1.800.525.7048 or visiting the Manager's website at www.oppenheimerfunds.com.  The Fund's transfer agent will provide a copy of the reports promptly upon request.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each Annual and
Semi-Annual Report to shareholders having the same last name and address on the Fund's records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the
Transfer Agent at 1.800.525.7048.  You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

                                 FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. The cost of preparing, printing and mailing the proxy ballot, notice of meeting, and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation by letter, telephone or otherwise, will be paid by the Fund.  In addition to solicitations by mail, officers of the Fund or officers and employees of the Transfer Agent, without extra compensation, may conduct additional solicitations personally or by telephone.

Proxies also may be solicited by a proxy solicitation firm hired at the Fund's expense to assist in the solicitation of proxies.  Currently, if the Fund determines to retain the services of a proxy solicitation firm, the Fund anticipates retaining Alamo Direct Mail Services, Inc.  Any proxy solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii)
prohibited from selling or otherwise disclosing to any third party shareholder information, and (iii) required to comply with applicable state telemarketing laws.  If the Fund does engage a proxy solicitation firm, as the
Meeting date approaches, certain shareholders of the Fund may receive telephone calls from a representative of the solicitation firm if their vote has not yet been received.  Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of the Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, the last four digits of the shareholder's social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot in the mail.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder's instructions on such proposals.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.  The solicitation firm representative will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

It is anticipated the cost of engaging a proxy solicitation firm would not exceed $7,500 plus the additional
                                                                                         ----
out-of-pocket costs, that may be substantial, incurred in connection with contacting those shareholders that have not voted.  Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the Fund for their expenses.

If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at 1.800.525.7048.  Any proxy given by a shareholder, whether in writing or by telephone, is revocable as described below under the paragraph entitled "Revoking a Proxy."

Please take a few moments to complete your proxy ballot promptly.  You may provide your completed proxy ballot via facsimile, telephonically or by mailing the proxy ballot in the postage paid envelope provided.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Telephone Voting.  The Fund has arranged to have votes recorded by telephone.  Shareholders must enter a unique control number found on their respective proxy ballots before providing voting instructions by telephone.  After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Voting By Broker-Dealers. Shares owned of record by a broker-dealer for the benefit of its customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) vote, as record holder of such shares, for the election of Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which it has received voting instructions in time to be voted.
Beneficial owners of street account shares cannot vote in person at the meeting.  Only record owners may vote in person at the meeting.

A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans.  Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the
Fund's other shareholders have been timely received.

Quorum. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. Persons nominated as Trustees must receive a plurality of the votes cast, which means that the eleven (11) nominees receiving the highest number of affirmative votes cast at the Meeting will be elected as long as the votes FOR a nominee exceed the votes AGAINST that nominee. Approval of Proposals 2 and 3 requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund voting in the aggregate and not by class. Proposal 4 requires the affirmative vote of a majority of the outstanding Class B shares. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than
50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the Fund's outstanding shares, whichever is less.

How are votes counted?  The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone.  You may direct the proxy holders to vote your shares on a proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box.  Alternatively, you may simply sign, date and return your proxy ballot with no specific instructions as to the proposals.  If you properly execute and return a proxy ballot but fail to indicate how the votes should be cast, the proxy ballot will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of each Proposal.

Shares of the Fund may be held by certain institutional investors for the benefit of their clients. If the institutional investor does not timely receive voting instructions from its clients with respect to such Shares, the institutional investor may be authorized to vote such Shares, as well as Shares the institutional investor itself owns, in the same proportion as Shares for which voting instructions from clients are timely received.

Revoking a Proxy. You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Fund a later-dated proxy, or (3) attending the Meeting and casting your votes in person if you are a record owner.  Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate.  Please be advised that the deadline for revoking your proxy by telephone is 3:00 p.m. (ET) on the last business day before the Meeting.

Shareholder Proposals. The Fund is not required and does not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders
(for certain matters and under special conditions described in the Statement of Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in the Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.  Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement.  The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

                                                   OTHER MATTERS

         The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 through 4. The
Trustees and the Manager are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

         In the event a quorum is not present or  sufficient  votes in favor of one or more  Proposals set forth in the Notice of Meeting of  Shareholders  are not  received  by the date of the  Meeting,  the  persons  named in the enclosed proxy (or their  substitutes)  may propose and approve one or more  adjournments  of the Meeting to permit further  solicitation of proxies.  All such  adjournments  will require the  affirmative  vote of a majority of the shares  present in person or by proxy at the session of the Meeting to be  adjourned.  The persons named as proxies on the proxy ballots (or their  substitutes)  will vote the Shares present in person or by proxy (including  broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation  is warranted and in the interests of the Fund's  shareholders.  A vote may be taken on one or more of the proposals in this proxy statement prior to any such  adjournment if a quorum is present,  sufficient  votes for its approval have been received and it is otherwise appropriate.

                                                     By Order of the Board of Trustees,

                                                     Robert G. Zack, Secretary
                                                     June 10, 2002

270_Proxy_def(May02).doc

PROXY CARD                                  OPPENHEIMER GROWTH FUND                              PROXY CARD

                       PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 5, 2002

The  undersigned,  revoking prior proxies,  hereby appoints Robert Zack,  Brian Wixted,  and Kathleen Ives, and each of them, as  attorneys-in-fact  and proxies of the undersigned,  with full power of  substitution,  to vote shares held in the name of the undersigned on the record date at the Special  Meeting of Shareholders of Oppenheimer  Growth Fund (the
"Fund") to be held at 6803 South Tucson Way,  Englewood,  Colorado,  80112,  on August 5, 2002,  at 1:00 P. M. Mountain
time, or at any  adjournment  thereof,  upon the proposals  described in the Notice of Meeting and  accompanying  Proxy
Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund's Board of  Trustees,  and all  proposals  (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees.  When properly  executed,  this proxy will be voted as indicated  on the reverse  side or "FOR" a proposal if no choice is  indicated.  The proxy will be voted in  accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

                                                                          VOTE VIA THE TELEPHONE:  1-800-597-7836
                                                                          CONTROL NUMBER:  999  9999  9999  999

        PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:
  FOR             AGAINST              FOR  ALL
   ALL                     ALL                    EXCEPT

   [  ]          [  ]          [  ]   1.

  FOR             AGAINST     ABSTAIN

   [  ]         [  ]           [  ]   2. A
   [  ]         [  ]           [  ]   2. B
   [  ]         [  ]           [  ]   2. C
   [  ]         [  ]           [  ]   2. D
   [  ]         [  ]           [  ]   2. E
   [  ]         [  ]           [  ]   2. F
   [  ]         [  ]           [  ]   2. G
   [  ]         [  ]           [  ]   2. H

   [  ]         [  ]           [  ]   3.A
   [  ]         [  ]           [  ]   3.B
   [  ]         [  ]           [  ]   3.C
   [  ]         [  ]           [  ]   3.D

   [  ]         [  ]           [  ]   4

1.  To elect a Board of Trustees:

     01  Leon Levy                  02  Donald W. Spiro                03  John V. Murphy
     04  Robert G. Galli            05  Phillip A. Griffiths           06  Benjamin Lipstein
     07  Elizabeth B. Moynihan              08  Kenneth A. Randall              09  Edward V. Regan
     10  Russell S. Reynolds, Jr.           11  Clayton K. Yeutter

     If you do not wish your shares  voted "FOR" a  particular  nominee,  mark the "For All Except" box and write the nominee's number on the line provided below.  Your shares will be voted for the remaining nominee(s).

2.       To approve the elimination or amendment of certain fundamental investment policies of the Fund:
A.       Purchasing Securities on Margin
B.       Purchasing Securities of Issuers in which Officers or Trustees have an Interest
C.       Pledging, Mortgaging or Hypothecating of Assets
D.       Investing in Other Investment Companies
E.       Lending
F.       Industry Concentration
G.       Investing in Real Estate or Interests in Real Estate
H.       Borrowing

3.       To Authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
A.       Future Amendments of the Declaration of Trust.
B.       Reorganization of the Trust or Its Series or Classes.
C.       Involuntary Redemptions.
D.       Other Changes Under the New Declaration of Trust.

  4.     To Approve an Amended and Restated Class B 12b-1 Distribution and Service Plan and Agreement
          (Class B shareholders only)